UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement.
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
     [X]  Definitive Proxy Statement.
     [ ]  Definitive Additional Materials.
     [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
          240.14a-12.

                             KINGDOM VENTURES, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

     [X]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and Rule 0-11.
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                             KINGDOM VENTURES, INC.
                               1045 STEPHANIE WAY
                              MINDEN, NEVADA 89423
                                 (775) 267-2242
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 5, 2003
                              ____________________



To  Our  Stockholders:

     You are invited to attend our Annual Meeting of Stockholders to be held at 1:00 PM local time at Chevy's Restaurant, 4955 S Virginia, Reno, Nevada, on September 5, 2003 for the following purposes.

     1. To elect five (5) directors to serve for a one-year term and until their successors are elected and qualified.

     2. To ratify the selection of Wrinkle, Gardner & Company, P. C. as independent auditors for the fiscal year ending January 31, 2004.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The record date for the Annual Meeting is July 25, 2003. Stockholders of record as of July 25, 2003 are entitled to notice of and to vote at the Annual Meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company's stockholders on August 6, 2003.


     YOUR VOTE IS IMPORTANT. WE ASK YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SIGNATURE OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY IF YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF YOUR BROKER, NOMINEE OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER, NOMINEE OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Gene Jackson
                                          President and Secretary
August 6, 2003
Minden, Nevada

                             KINGDOM VENTURES, INC.
                               1045 STEPHANIE WAY
                              MINDEN, NEVADA 89423
                              ____________________

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       SEPTEMBER 5, 2003, AND ADJOURNMENTS
                              ____________________

           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                 AUGUST 6, 2003


                     SOLICITATION BY THE BOARD OF DIRECTORS

     The proxy furnished herewith, for use only at the Annual Meeting of Stockholders to be held at 1:00 PM local time at Chevy's Restaurant, 4955 S Virginia, Reno, Nevada on September 5, 2003, and any and all adjournments thereof, is solicited by the Board of Directors of Kingdom Ventures, Inc. (the "Company"). We are making this solicitation by mail and in person or by telephone through our officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

     As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the Annual Meeting:

     1. The election of five (5) directors to the Board of Directors of the Company.

     2. The ratification of Wrinkle, Gardner & Company, P.C. as the Company's independent public accountants for the fiscal year ending January 31, 2004.

                             SHARES ENTITLED TO VOTE

     At the close of business on July 25, 2003, the record date for the Annual Meeting, the Company had outstanding 18,084,602 shares of Common Stock, $.001 par value per share, 22,530,762 of Series B Common Stock, $.001 par value per share, and 1,233,888 shares of Series A Preferred Stock, $.001 par value per share. Each outstanding share of Common Stock and Series B Common Stock is entitled to one vote with respect to each of the five (5) director positions, one vote with respect to the ratification of Wrinkle, Gardner & Company, P.C. as the Company's independent public accountants and one vote with respect to any other matter properly before the Annual Meeting. Each outstanding share of Series A Preferred Stock is entitled to 200 votes with respect to each of the five (5) director positions, 200 votes with respect to the ratification of Wrinkle, Gardner & Company, P.C. as the Company's independent public accountants and 200 votes with respect to any other matter properly before the Annual Meeting. Cumulative voting is not permitted under the Company's Articles of Incorporation. Stockholders of record at the close of business on July 25, 2003 are entitled to vote at or execute proxies relating to the Annual Meeting.

                                 QUORUM REQUIRED

     There are a total of 287,392, 964 voting interests outstanding on the record date for the Annual Meeting. The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the Annual Meeting to constitute a quorum, the Annual Meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

     Directors are elected by a plurality of the votes cast at the Annual Meeting. The five (5) nominees that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the Annual Meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such a nominee and a quorum is present.

     The ratification of Wrinkle, Gardner & Company, P.C. as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the Annual Meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes have no effect on this proposal if a quorum is present.

     Other matters that are properly brought before the Annual Meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the Annual Meeting. Certain matters, such as a proposed merger or amendment of our Articles of Incorporation may require a greater number of votes if they are properly brought before the Annual Meeting. Generally, broker non-votes have no effect on other matters brought before the Annual Meeting if a quorum is present unless a percentage of all of the issued and outstanding voting interests is required, in which case broker non-votes and abstentions have the effect of a vote against such matters.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

     Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the Annual Meeting. All properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY, SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE FIVE (5) NOMINEES DESCRIBED HEREIN AND FOR RATIFICATION OF WRINKLE, GARDNER & COMPANY, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. PROXIES ALSO GRANT DISCRETIONARY AUTHORITY AS TO MATTERS PRESENTED AT THE ANNUAL MEETING OF WHICH THE BOARD OF DIRECTORS HAD NO NOTICE ON THE DATE HEREOF, APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists the beneficial ownership of shares of the Company's Common Stock, Series B Common Stock and Series A Preferred Stock by
(i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year or at any time during the year ended January 31, 2003, (iv) the four highest paid executive officers of the Company as of January 31, 2003 who were paid more than $100,000 each, and (v) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of January 31, 2003 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

                                                           AMOUNT OF BENEFICIAL OWNERSHIP

                                --------------------------------------------------------------------------------
                                                                SERIES B                   SERIES A      PERCENT
NAME OF                             COMMON         PERCENT       COMMON        PERCENT     PREFERRED       OF
INDIVIDUAL OR GROUP                  STOCK       OF CLASS(1)      STOCK      OF CLASS(1)     STOCK      CLASS(1)
------------------------------  ---------------  -----------  -------------  -----------  ------------  --------
5% STOCKHOLDERS

J&J Holdings, Inc.                    4,295,928        23.8%     10,191,856        45.2%     1,233,888      100%
223 Holton Court
Genoa, Nevada 89411

INDIVIDUAL OFFICERS, DIRECTORS
AND NOMINEES

Gene Jackson                    5,570,928(2)(3)        30.3%  12,541,856(2)        56.7%  1,233,888(2)      100%
Howard Dix                           212,500(3)           *        225,000         1.00           -0-         -
Don Scheib                           112,300(3)           *          2,600            *           -0-         -
Jeremy Breland                             -0-            -            -0-            -           -0-         -
Al Denson                                  -0-            -            -0-            -           -0-         -

ALL DIRECTORS AND
 EXECUTIVE OFFICERS             5,583,528(2)(4)        30.3%   12,767,0562         57.7%   1,233,8882       100%




_______________________________
*  Less  than  1%.

(1) Based on the number of shares outstanding as of the record date plus, with respect to any individual the number of shares with respect to which they had options or other rights to acquire within sixty (60) days after the record date of this meeting.

(2) Includes 4,295,928 shares of Common Stock, 10,191,856 shares of Series B Common Stock and 1,233,888 shares of Series B Preferred Stock beneficially owned by J&J Holdings, Inc., which is owned 50% by the spouse and children and 50% by the brother, sister-in-law and their children of Gene Jackson.

(3) Includes 100,000 shares subject to immediately exercisable options to purchase at $.50 per share.

(4) Includes 300,000 shares subject to immediately exercisable options to purchase at $.50 per share.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five (5) directors, all of whom are elected annually to a term of one year. Three of the nominees currently serve as a director of the Company, and the Board of Directors believes that each of the nominees will be willing and able to serve. If any such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED BELOW BE ELECTED BY THE STOCKHOLDERS. UNLESS OTHERWISE SPECIFIED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF FOR THE ELECTION OF THE PERSONS WHOSE NAMES ARE LISTED IN THE FOLLOWING TABLE.

                                                                                       DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                  AGE      SINCE
---------------------------------------------------------------------------  --------  -------

GENE JACKSON - Mr. Jackson founded Kingdom Ventures, Inc. in March                 40     1999
1999 and has served as a director and its Chief Executive Officer since inception.  From April 1992 to June 1998, Mr. Jackson served as
President of Carson Valley Printing, Inc., a large commercial printing company.  From June 1998 to March 1999, Mr. Jackson was a printing industry consultant.  During that time he also started American Sports
Marketing, Inc., which sold plush bears named after famous athletes.
From September 1995 to 1998, he also served as Vice President of
Apostles Publishing Company, specializing in Bible curriculum for children, which was sold to Standard Publishing, a division of Standex, a publicly traded company.

HOWARD DIX - Mr. Dix was appointed to the Kingdom Ventures, Inc.                   67     2001
board in January 2001.  From 1994 to 1998, he was founder, director,
President and Chief Operating Officer of Apostles Publishing Company,
Inc., a Christian publishing company.  Prior to founding Apostles
Publishing Company, Mr. Dix was Contract Administrator and Manager
of Data Processing for Orange County, California.  An Alumnus of the
University of Kansas, Mr. Dix did his graduate work in Corporate
Management.  Mr. Dix has a Bachelors of Science degree in Accounting and Marketing from Pittsburg State University in Pittsburg, Kansas.

DONALD SCHEIB - Mr. Scheib was appointed to the Kingdom Ventures,                  68     2002
Inc. board in January 2002.  Mr. Scheib worked for Earl Scheib's Auto
Body & Paint (ESH on AMEX), the auto paint business started by his father in 1937, for most of his professional life.  He started as a Trainee
Manager and after a year became a Shop Manager.  Over the next 30 plus years, he worked his way through different supervisory positions as the company moved him around the country.  He trained management and supervisory personnel and opened new locations for the company in
Canada, England, Germany and the United States.  In the early 1970s he was promoted to one of three Vice Presidents of the company and also


                                        4

                                                                                       DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                  AGE      SINCE
---------------------------------------------------------------------------  --------  -------

became a director.  Mr. Scheib later went on to become President, Chief
Executive Officer and Chairman of the Board of Directors of Earl
Scheib's Auto Body & Paint. After serving the company for three years as Chairman, Mr. Scheib retired and became a consultant in 1997.

JEREMY BRELAND - Mr. Breland is the President of Christian Speakers &              32  Nominee
Artists Agency, Inc. and has worked in the field of professional booking for 12 years.

AL DENSON - Mr. Denson is an internationally known recording artist.               43  Nominee

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors held three meetings during the fiscal year ended January 31, 2003. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors does not have a standing Compensation Committee or Nominating Committee. All of the functions of the Compensation Committee and Nominating Committee are performed by the full Board of Directors.

     The Board of Directors has a standing Audit Committee consisting of Messrs. Scheib and Dix, both of whom are "independent" within the meaning of Rule 4200(a)(14) of the NASD listing standards. The Audit Committee reviews with the Company's independent auditors the plan, scope and results of the annual audit; reviews with the Company's independent auditors the procedures for and results of auditing and controls; and reviews with management the effectiveness of various operational policies and controls. The Audit Committee selects the independent auditors and considers, in general, the audit services to be performed by such independent auditors and the possible effect on the independence of the independent auditors from the performance of non-audit services. The Board of Directors has adopted a written charter governing the responsibilities of the Audit Committee, a copy of which is attached as Appendix
                                                                        --------
A  to  these proxy materials.  The Audit Committee did not hold a meeting during
-
the  year  ended  January  31,  2003.

COMPENSATION  OF  DIRECTORS

     During the year ended January 31, 2003, directors whose principal occupation is other than employment with the Company were compensated in the form of options to purchase 100,000 shares of common stock for $.50 per share. The compensation warrants expired on January 31, 2003 and new options to purchase 100,000 shares of common stock for $.50 per share were issued. All options are immediately exercisable and expire on January 31, 2004. The directors were also reimbursed for any out-of-pocket expenses incurred to attend meetings.

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed Wrinkle, Gardner & Company, P.C. as independent public accountants of the Company for the year ending January 31, 2004. So far as is known to the Company, neither such firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. A representative of Wrinkle, Gardner & Company, P.C. will be present at the Annual Meeting to make a statement if such representative desires and to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS THAT THE APPOINTMENT OF WRINKLE, GARDNER & COMPANY, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2004 BE RATIFIED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH RATIFICATION AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. The ratification of Wrinkle, Gardner & Company, P.C. as the independent public accountants of the Company will not be binding on the Company and the Audit Committee may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Audit Committee to select other independent public accountants in the following year.

AUDIT  FEES

     The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB, and for other services normally provided in connection with statutory filings were $56,000.00 and $34,000.00 for the years ended January 31, 2003 and January 31, 2002, respectively.

AUDIT-RELATED  FEES

     The Company did not incur any fees for professional services rendered by the Company's independent auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" during the years ended January 31, 2003 and January 31, 2002.

TAX  FEES

     The aggregate fees billed for professional services rendered by the Company's independent auditors for tax compliance, tax advice, and tax planning were $2500 and $2000, for the years ended January 31, 2003 and January 31, 2002, respectively. The services for which such fees were paid consisted of the preparation and filing of appropriate federal tax returns for each year.

ALL  OTHER  FEES

     The Company did not incur any fees for other professional services rendered by the Company's independent auditors during the years ended January 31, 2003 and January 31, 2002.

INDEPENDENCE

     The scope and extent of all audit-related and non-audit services performed by the Company's independent auditors, and the fees arising there from, must be approved in advance by the Audit Committee of the Board of Directors. The Board of Directors considered whether, and has determined that, the provision of audit-related and non-audit services is compatible with maintaining the independent auditor's independence.

                                EXECUTIVE OFFICERS

     The name, age and positions of the sole executive officer of the Company as of January 31, 2003 are listed below. The term of such executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between such officer and any other person pursuant to which the officer was elected.

                                                                OFFICER
NAME          AGE                   POSITION                     SINCE
------------  ---  -------------------------------------------  -------
Gene Jackson   41  Chairman of the Board of Directors, Chief       1999
                   Executive Officer, President, Treasurer and
                   Secretary

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to the sole executive officer of the Company during Fiscal 2002.

                                SUMMARY OF COMPENSATION

                                                                   LONG-TERM
                                        ANNUAL COMPENSATION      COMPENSATION
                                     -------------------------  ---------------
                                                       OTHER                      ALL
                                                       ANNUAL                    OTHER
     NAME AND                                          COMPEN-  OPTIONS   LTIP   COMPEN-
PRINCIPAL POSITION          YEAR      SALARY   BONUS   SATION   GRANTED  PAYOUT  SATION
------------------------  ---------  --------  -----  --------  -------  ------  ------
Gene Jackson,             1/31/2003  $250,000    -0-       -0-      -0-     -0-     -0-
Chairman of the Board,    1/31/2002       -0-    -0-  $  5,500      -0-     -0-     -0-
Chief Executive Officer,  1/31/2001       -0-    -0-       -0-      -0-     -0-     -0-
President, Treasurer and
Secretary

     The following table contains information relating to the grant of options and stock appreciation rights by the Company to its sole executive officer during the last fiscal year. All such options were fully vested and immediately exercisable at the time of grant. All such options expired unexercised on January 31, 2003.

           OPTION/SAR GRANTS DURING THE YEAR ENDED JANUARY 31, 2003

                                    % OF TOTAL  EXERCISE
                                     OPTIONS     PRICE
                         OPTIONS    GRANTED TO    PER    EXPIRATION
          NAME           GRANTED     EMPLOYEES   SHARE      DATE
          ------------  ----------  -----------  ------  ----------
          Gene Jackson     100,000         100%  $  .50   1/31/2003

         TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS

     We have entered into the following agreements with J&J Holdings, Inc., a 5% stockholder, all of which were on terms at least as favorable us as could have obtained from an unrelated third person. J&J Holdings, Inc. is owned 50% by Barbara Jackson (spouse of our President Gene Jackson) and their children and 50% by John and Pamela Jackson (brother and sister-in-law of our President Gene Jackson) and their children.

     In  March  of  2002,  we  entered  into  a  lease  for the property at 1045
     Stephanie Way in Minden, Nevada to house our corporate offices and administrative staff. Our lease is an annual lease calling for payments of $3,500 per month.

     From March 2000 to March 2001, we leased approximately 6,000 square feet of warehouse space for use as a combined distribution, warehouse, corporate office and customer service facility in Minden, Nevada. The rent for these combined facilities was $5,000 per month.

     J&J Holdings, Inc. advanced us sums for working capital, which advances were evidenced by a promissory note dated January 31, 2000 in the principal amount of $126,688.54 and accrued interest at 10% per year. At January 31, 2001, this note had been fully repaid.

     On January 31, 2001, other advances to us from J&J Holdings, Inc. were evidenced by a note in the principal amount of $128,846 bearing interest at 5% per year. This note was partially paid during Fiscal Year 2001.

     J&J Holdings, Inc. advanced us an additional $143,202 during Fiscal Year 2002, which was evidenced by a new combined note in the principal amount of $246,777.65 bearing interest at the rate of 7% per annum, due and payable as of January 31, 2003.

     On  January  31, 2003, J&J Holdings, Inc. exchanged the combined promissory note in the principal amount of $246,777.65 and accrued interest for 1,233,888 shares of Series A Preferred Shares of the Company.

     We continue to borrow funds from J&J Holdings, Inc. to finance operations of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each officer and each director of the Company is required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company's Common Stock within a specified time period. Based solely on a review of such reports filed by the officers and directors of the Company and written representations received by us from the officers and directors of the Company, we believe that all filings were made on a timely basis except as set forth below.

NAME                                 TRANSACTION                     DATE REPORTED
------------------  ---------------------------------------------  -----------------

J&J Holdings, Inc.  Transfer of 75,200 shares on February 5, 2002  February 11, 2003
                    Transfer of 290,700 shares on March 5, 2002    February 11, 2003
                    Transfer of 33,650 shares on April 5, 2002     February 11, 2003

Donald Scheib       Purchase of 200 shares on February 5, 2002     February 13, 2003
                    Purchase of 1,000 shares on February 5, 2002   February 13, 2003
                    Purchase of 11,000 shares on March 5, 2002     February 13, 2003

                   FORM 10-KSB FOR YEAR ENDED JANUARY 31, 2003

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-KSB UPON RECEIPT OF A REQUEST THEREFOR. SUCH REQUESTS SHOULD BE DIRECTED TO:

                         GENE JACKSON
                         KINGDOM VENTURES, INC.
                         1045 STEPHANIE WAY
                         MINDEN, NEVADA 89423
                         (775) 267-2242

                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Stockholders may submit proposals for the 2004 Annual Meeting by sending such proposals to the attention of the Corporate Secretary. In order to be considered for inclusion in the proxy statement for the 2004 Annual Meeting, such proposals should be received by the Company on or before May 8, 2004. Any matter to be considered at a meeting of the Stockholders must be received by the Company before June 20, 2004.

                                       By Order of the Board of Directors,

                                       Gene Jackson
                                       President and Secretary

Dated:  Minden, Nevada
        August 6, 2003

                                   Appendix A
                             Audit Committee Charter

The audit committee of the board of directors consists of directors who are independent of the management of the company and free to exercise independent judgment. The committee provides assistance to the board of directors, stockholders and prospective stockholders by providing oversight of corporate accounting, financial controls, reporting practices and the quality and integrity of financial reports.

The committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, and the committee is also responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full board take, appropriate action to ensure the independence of the outside auditors. On behalf of the board, the committee:

     A. Assures that open communications exist between the directors, independent auditors, internal auditors and the financial management of the company and recommends to the directors changes in policies, practices, or organization to improve the company's financial management, controls or reporting.

     B. Shall be solely responsible for the selection, compensation, retention and oversight of the independent auditors to audit the corporation and its divisions and subsidiaries. The committee:

          1. Prior to the annual audit, meets with the independent auditors and financial management to review the scope and cost of the audit and the procedures to be used and, at the conclusion of the audit, reviews all reports, statements, comments and recommendations of the independent auditors.

          2. Prior to release, reviews the financial statements to be contained in the annual report to stockholders, all reports to regulatory bodies and releases to the investment community to determine that the disclosures and content of the reports are satisfactory in the opinion of the independent auditor and legal counsel.

          3. Reviews with financial management and the independent auditors at least annually the adequacy and effectiveness of accounting practices and internal controls of the company, the scope and effectiveness of internal audit activities and the compliance of the company with laws, regulatory requirements and the company's code of Business Practices.

          4. Resolves any disagreements between the financial management of the company and independent auditors regarding financial reporting matters, internal controls or reporting procedures.

     C. Reviews with financial management the annual internal audit plan, determines that the independence and authority of the internal auditors are adequate and meets with the internal auditors to review their findings and recommendations.

     D. Reviews its own charter and reports the results of that review and any recommendations to the board.

     E. Prepares and approves an Audit Committee Report to be included in the company's proxy statement stating that it has satisfied the responsibilities under this charter.

     F. Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters and provide a means for the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

ORGANIZATION

     A. The committee shall consist of not less than three directors who are qualified and independent. Members of the committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the committee. At least one member of the committee must have accounting or related financial management expertise. Committee members are independent if they meet the independence requirements of The Nasdaq Stock Market, Inc.

     B. At least four meetings (quarterly) are held annually. These quarterly meetings are to be scheduled to review quarterly financial results and to review the quarterly reports prior to release.

     C. A chair is appointed by the board from the committee members who sets the date of four regular meetings, calls special meetings as required, maintains meeting records and reports to the directors on all committee activities.

     D. The committee may investigate any matter within the scope of its responsibilities, may retain independent counsel or professional services, if necessary, to discharge its duties and may meet independently with members of management, independent or internal auditors or others to obtain information.

     E. The committee has the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.


While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

                                  FORM OF PROXY

                             KINGDOM VENTURES, INC.
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 5, 2003
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gene Jackson the attorney and proxy of the undersigned, with power of substitution, to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value, Series B Common Stock, $.001 par value per share, and Series A Preferred Stock, $.001 par value per share, of Kingdom Ventures, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM local time at Chevy's Restaurant, 4955 S Virginia, Reno Nevada on September 5, 2003 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXY DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS AND PROPOSAL
2. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2.

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

       (Please sign proxy on reverse side and return in enclosed envelope)


                                   KINGDOM  VENTURES,  INC.
                                   1045  Stephanie  Way
                                   Minden,  Nevada  89423

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" ITEM 2.

1.     Election  of  Directors

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME FOR WHOM AUTHORITY IS WITHHELD IN THE SPACE PROVIDED BELOW.

FOR all nominees      WITHHOLD AUTHORITY to vote         FOR all nominees EXCEPT
listed below     [ ]  for all nominees listed below [ ]  those listed below  [ ]


Nominees:     Gene Jackson
              Howard Dix
              Donald Scheib
              Jeremy Breland
              Al Denson

*Exceptions
           ---------------------------------------------------------------------

2. Approval of Wrinkle, Gardner & Company, P.C. as independent public accountants of the Company.

FOR  [ ]               AGAINST  [ ]          ABSTAIN  [ ]

3. In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Date:                        Printed Name of Stockholder:
     ----------------                                    -----------------------

                             Signature:
                                          --------------------------------------
                                          signature must be  exactly as the name
                                          of  the  stockholder  appears  on  the
                                          certificate representing shares of the
                                          Company's stock.